UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

HELIOS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2021, Jinger McPeak, the Company’s President of Electronic Controls, informed the company of her intention to resign for personal reasons.  Ms. McPeak has agreed to remain with the Company to ensure a smooth leadership transition and her resignation will be effective June 1, 2021.  In connection with her resignation, the Company and Ms. McPeak entered into a Separation Agreement, dated as of April 30, 2021 (the “Separation Agreement”), under which Ms. McPeak agreed to a customary release in exchange for severance payments as follows:

•	the continuation of Ms. McPeak’s $306,000 annual base salary for the twelve (12) month period following the effective date, payable bi-weekly through May 31, 2022;
•	2021 annual short-term incentive compensation award at target, which is 45% of her base salary;
•

continuation of medical, dental, life, disability and hospitalization benefits after separation pursuant to the Consolidated Omnibus Budget Reconciliation Act, for a period of twelve (12) months following the date of separation; and

•	vesting of the 5,418 Restricted Stock Units (RSUs) awarded in April 2020 to occur in accordance with the terms of the award agreement on April 27, 2022.

The Separation Agreement contains a release and certain restrictive covenants that are binding upon Ms. McPeak.  The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the Separation Agreement, which the Company intends to file as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended July 3, 2021.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Dated: April 30, 2021	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)